UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2021

FIRST HAWAIIAN, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14585	99-0156159
(Commission File Number)	(IRS Employer Identification No.)

999 Bishop St., 29th Floor
Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

(808) 525-7000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	FHB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)          On July 14, 2021, the Board of Directors (the “Board”) of First Hawaiian, Inc. (the “Company”) resolved to increase the number of directors constituting the Board from eight to ten and appointed James S. Moffatt and Kelly A. Thompson to serve as members of the Board and fill the vacancies created upon the increase in the size of the Board, effective immediately. As of the date of the filing of this Current Report on Form 8-K, the Board has not determined the committees of the Board, if any, to which Mr. Moffatt or Ms. Thompson will be appointed. Mr. Moffatt and Ms. Thompson also were appointed to the board of directors of First Hawaiian Bank, a wholly owned subsidiary of the Company.

Mr. Moffatt and Ms. Thompson will receive compensation for their service as directors in accordance with the Company’s standard arrangements for non-employee directors, pursuant to which the Company anticipates granting each of them a one-time award of restricted stock units with a value of $53,698.

The Company has not entered into any transactions with Mr. Moffatt or Ms. Thompson that are required to be reported under Item 404(a) of Regulation S-K and neither individual will be employed by the Company. Neither Mr. Moffatt nor Ms. Thompson was elected pursuant to an arrangement or understanding between such individual and any other person.

For more information, reference is made to the Company’s press release dated July 14, 2021, a copy of which is attached to this Report as Exhibit 99.1. Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release Dated July 14, 2021
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HAWAIIAN, INC.

Date: July 14, 2021	By:	/s/ Robert S. Harrison
	Name:	Robert S. Harrison
	Title:	Chairman of the Board, President and Chief Executive Officer